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         Supplement dated April 1, 2000 to Prospectus dated May 1, 1999 for the Pacific Value Variable Annuity
            Issued by Pacific Life Insurance Company ("Prospectus")

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. "We," "us", or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This Supplement which amends the Prospectus describes the Credit Enhancements applied to Purchase Payments made to Pacific Value Variable Annuity Contracts issued on or after April 1, 2000.

The Credit Enhancements section in the PURCHASING YOUR CONTRACT section is amended as follows:

Credit Enhancement - We will add a Credit Enhancement to your Contract Value at the time each Purchase Payment is applied to the Contract. The amount of a Credit Enhancement is determined as a percentage of each Purchase Payment applied to the Contract. The Credit Enhancement will be applied at the time the Purchase Payment is effective. The Credit Enhancement will be allocated among Investment Options in the same proportion as the applicable Purchase Payment. The amount returned if the Contract Owner exercises his or her right to return the Contract during your Right to Cancel period will be reduced by any Credit Enhancements applied.

The Credit Enhancement with respect to each Purchase Payment will be based on total Purchase Payments made into the Contract less total withdrawals, including any withdrawal charges, from the Contract as of the date the Purchase Payment is applied. The Credit Enhancement as a percentage of the Purchase Payment is set forth below:

Total Purchase Payments Less Total Withdrawals                Credit Enhancement
----------------------------------------------                ------------------
Less than $250,000 ..........................................        4.0%
$250,000 or more.............................................        5.0%

During the first Contract Year, the Credit Enhancement percentage of the most recent Purchase Payment will apply to all prior Purchase Payments, if any. This will be accomplished by applying an additional Credit Enhancement to the prior Purchase Payments (if needed) effective on the date of the most recent Purchase Payment. In no event will this additional Credit Enhancement be less than zero. We will allocate any additional Credit Enhancements among Investment Options in the same proportion as the most recent Purchase Payment.

Form No. PV040100